AMERICAN INDEPENDENCE FUNDS TRUST II

(the “Trust”)

SUPPLEMENT DATED MARCH 16, 2015

TO THE

SUMMARY PROSPECTUS DATED MARCH 1, 2015

AS AMENEDED MARCH 2, 2015

AMERICAN INDEPENDENCE LAFFER DIVIDEND GROWTH FUND

 (TICKER SYMBOL:  LDGCX)

This supplement to the Summary Prospectus dated March 1, 2015 for the American Independence Funds Trust II, updates certain information in the Summary Prospectus with respect to the Class C shares of the American Independence Laffer Dividend Growth Fund (the “Fund”), a series of the Trust (the “Supplement”).

This Supplement supersedes the supplement dated March 2, 2015 that announced the temporary suspension of the offering of Class C shares of the Fund.  Effective March 17, 2015, the offering of the Class C shares of the Fund has been reinstated.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE